UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

LONGEVITY ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED October 15, 2020

LONGEVITY ACQUISITION
CORPORATION
Yongda International Tower No.
2277 Longyang Road, Pudong
District, Shanghai, People’s
Republic of China District

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2020

TO THE SHAREHOLDERS OF LONGEVITY ACQUISITION CORPORATION:

You are cordially invited to attend the special meeting (the “special meeting”) of shareholders of Longevity Acquisition Corporation (“Longevity,” “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. Eastern Time on November 20, 2020 at the offices of Longevity’s counsel, Hunter Taubman Fischer & Li LLC, 800 Third Avenue, Suite 2800, New York, New York 10022. Shareholders that wish to listen to the special meeting via teleconference, but will not be able to participate in the special meeting or vote, may use the following teleconference dial-in numbers:

[●]

The special meeting is being held for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend Longevity’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Longevity must consummate a business combination (the “Extension”) from November 30, 2020 to May 29, 2021, or such earlier date as determined by the Board (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

•	a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the Extension Proposal is to allow Longevity more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provided that Longevity had until May 29, 2020 to complete a business combination. This date was extended to November 30, 2020 pursuant to a vote of the shareholders on May 22, 2020 (the “May Extension”). Following redemptions of 2,643,178 of the Ordinary Shares in connection with the May Extension, a total of approximately $14,401,874.06 million remained in the Trust Account. While we are currently in discussions with respect to several business combination opportunities, our board of directors (the “Board”) believes that there may not be sufficient time before November 30, 2020 to complete a business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Longevity must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in this prospective transaction. In the event that Longevity enters into a definitive agreement for a business combination prior to the special meeting, Longevity will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing the definitive agreement for the proposed business combination.

Holders (“public shareholders”) of Longevity’s ordinary shares (“public shares”) sold in its initial public offering (“IPO”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of Longevity ordinary shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by Longevity’s Amended and Restated Memorandum and Articles of Association and Longevity also believes that such redemption right protects Longevity’s public shareholders from having to sustain their investments for an unreasonably long period if Longevity fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the trust account was approximately $[●] as of October 9, 2020. The closing price of Longevity’s shares on October 14, 2020 was $10.62. Longevity cannot assure shareholders that they will be able to sell their shares of Longevity in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Extension Proposal is not approved and we do not consummate a business combination by November 30, 2020 in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Proposal is approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

Our Board has fixed the close of business on October 9, 2020 as the date for determining Longevity shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Longevity shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal and the Adjournment Proposal are fair to and in the best interests of Longevity and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

No other business shall be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

October 15, 2020	By Order of the Board of Directors

/s/ Matthew Chen
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 20, 2020: This notice of meeting, the accompanying proxy statement and our Annual Report on Form 10-K for the fiscal year ended February 29, 2020 are available at https://www.cstproxy.com/longevityacquisitioncorp/2020.

LONGEVITY ACQUISITION
CORPORATION
Yongda International Tower No.
2277 Longyang Road, Pudong
District, Shanghai, People’s
Republic of China District

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2020

PROXY STATEMENT

The special meeting (the “special meeting”) of shareholders of Longevity Acquisition Corporation (“Longevity,” “Company,” “we,” “us” or “our”), a British Virgin Islands business company, will be held at 11:00 a.m. Eastern Time on November 20, 2020, at the offices of Hunter Taubman Fischer & Li LLC, 800 Third Avenue, Suite 2800, New York, New York 10022.

The special meeting is being held for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend Longevity’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Longevity must consummate a business combination (the “Extension”) from November 30, 2020 to May 29, 2021, or such earlier date as determined by the Board (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Proposal”); and

•	a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

The Extension Proposal is essential to the overall implementation of the Board’s plan to extend the date by which Longevity must complete an initial business combination. The purpose of the Extension Proposal is to allow Longevity more time to complete an initial business combination. In the event that Longevity enters into a definitive agreement for a business combination prior to the special meeting, Longevity will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing the definitive agreement for the proposed business combination.

The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.025 for each public share that is not redeemed (the “Initial Contribution”) in connection with the special meeting plus (ii) $0.025 for each public share that is not redeemed in connection with the special meeting for each subsequent calendar month on the 30th day of each subsequent month, or portion thereof, that is needed by Longevity to complete an initial business combination until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Longevity takes until November 30, 2020 to complete its business combination, which would represent six calendar months, our sponsor or its designees would make aggregate maximum Contributions of approximately $600,000, or $0.15 per share (assuming no public shares were redeemed). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account within thirty calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[●] per share, in comparison to the current redemption amount of $[●] per share (as of October 9, 2020 and assuming no public shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is abandoned. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the special meeting and, unless we can complete an initial business combination by November 30, 2020, we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

Holders (“public shareholders”) of Longevity’s ordinary shares sold in its IPO (“public shares”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal, or whether they were holders of Longevity ordinary shares on the record date or acquired such shares after such date. Longevity believes that such redemption right protects Longevity’s public shareholders from having to sustain their investments for an unreasonably long period if Longevity fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two business days prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $42.4 million that was in the trust account as of February 29, 2020. In such event, Longevity may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is not approved or we do not consummate a business combination by November 30, 2020, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs by way of a voluntary liquidation, as further described herein. Any redemption of public shareholders from the trust account shall be effected as required by our Amended and Restated Memorandum and Articles of Association prior to our commencing any voluntary liquidation. If we are required to liquidate prior to distributing the aggregate amount then on deposit in the trust account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses) pro rata to our public shareholders, then such winding up, liquidation and distribution must comply with the applicable provisions of the BVI Business Companies, 2004 Act. In that case, investors may be forced to wait beyond November 30, 2020 before the proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the proceeds from our trust account. Except as otherwise described herein, we have no obligation to return funds to investors prior to the date of any redemption required as a result of our failure to consummate our initial business combination within the period described above or our liquidation, unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon any such redemption of public shares as we are required to effect or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Longevity’s warrants or rights, which will expire worthless in the event we wind up.

You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

The record date for the special meeting is October 9, 2020. Record holders of Longevity ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 2,626,822 outstanding ordinary shares of Longevity, including 1,356,822 outstanding public shares. Longevity’s warrants and rights do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated October 15, 2020 and is first being mailed to shareholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of shareholders to be held on Friday, November 20, 2020 at 11:00 a.m., Eastern Time, at the officers of Longevity’s counsel, Hunter Taubman Fischer & Li LLC, 800 Third Avenue, Suite 2800, New York, New York 10022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Longevity is a blank check company formed in March 2018 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, exchangeable share transaction or other similar business transaction with one or more operating businesses or assets. On August 31, 2018, we consummated our IPO of 4,000,000 units at a price of $10.00 per unit, generating gross proceeds of $40,000,000. Simultaneously with the closing of the IPO, we consummated the private sale of 270,000 units (the “private placement units”) to our sponsor and the underwriter of our IPO at a price of $10.00 per unit, generating gross proceeds of $2,700,000. A total of $40,000,000 was placed in the trust account. Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination consummated on or before a certain date. The Board believes that it is in the best interests of the shareholders to continue Longevity’s existence until the Extended Date in order to allow Longevity more time to complete an initial business combination. In addition, we are proposing the election of two directors to the Board to serve as Class I directors of the Company.

Q.	What is being voted on?	A.	You are being asked to vote on:

• a proposal to amend Longevity’s Amended and Restated Memorandum and Articles of Association to extend the date by which Longevity must consummate a business combination from November 30, 2020 to May 29, 2021, or such earlier date as determined by the Board (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

• a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

The Extension Proposal is essential to the overall implementation of our Board’s plan to extend the date by which we have to complete a business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

1

Q.	Why is the Company proposing the Extension Proposal?	A.	Longevity’s Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before November 30, 2020.

While Longevity is currently in discussions with respect to business combination opportunities, Longevity has not yet executed a definitive agreement for a business combination. Longevity currently anticipates entering into such an agreement with one of its prospective targets, but does not expect be able to consummate such a business combination by November 30, 2020.

Because Longevity may not be able to conclude a business combination within the permitted time period, Longevity has determined to seek shareholder approval to extend the date by which Longevity must complete a business combination.

Q.	Why should I vote for the Extension Proposal?	A.	The Board believes that given Longevity’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination to date. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Longevity must complete a business combination until the Extended Date and to allow for the Election.

Longevity’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least 65% of the Company’s ordinary shares which are present (in person or by proxy) and which vote at the special meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond November 30, 2020, except in connection with, and effective upon consummation of, a business combination. Additionally, Longevity’s Amended and Restated Memorandum and Articles of Association and Trust Agreement require that all public shareholders have an opportunity to redeem their public shares in the case Longevity’s corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Longevity shareholders from having to sustain their investments for an unreasonably long period if Longevity failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Longevity’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Longevity is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Longevity’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q.	How do the Longevity insiders intend to vote their shares?	A.

All of Longevity’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal, and the Adjournment Proposal.

Longevity’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares. Public shares purchased on the open market by Longevity’s directors, executive officers and their respective affiliates may be redeemed. On the record date, Longevity’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 1,000,000 founder shares and 250,000 private placement units, representing approximately 47.6% of Longevity’s issued and outstanding ordinary shares. Longevity’s directors, executive officers, initial shareholders and their affiliates did not beneficially own any public shares as of such date.

2

Longevity’s directors, executive officers, initial shareholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal. Any public shares held by or subsequently purchased by affiliates of Longevity may be voted in favor of the Extension Proposal.
Q.	What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?	A.

If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.025 for each public share that is not redeemed in connection with the shareholder vote on the Extension Proposal (the “Initial Contribution”) plus (ii) $0.025 for each public share that is not redeemed for each subsequent calendar month (commencing on the 30th day of each subsequent month), or portion thereof, that is needed by Longevity to complete an initial business combination from November 30, 2020 (the date by which Longevity is currently required to complete its business combination) until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Longevity takes until November 30, 2020 to complete its business combination, which would represent calendar months, our sponsor, or its designees, would make aggregate maximum Contributions of approximately $600,000, or $0.15 per share (assuming no public shares were redeemed). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the special meeting. Each Additional Contribution will be deposited in the trust account established in connection with the IPO within thirty calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share (as of October 9, 2020 and assuming no public shares were redeemed in connection with the Extension Proposal). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is abandoned. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the special meeting and we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q.	What vote is required to adopt the Extension Proposal?	A.	Pursuant to Longevity’s Memorandum and Articles of Association, approval of the Extension Proposal will require the affirmative vote of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal.

3

Q.	What vote is required to approve the Adjournment Proposal?	A.	The affirmative vote of a majority of the Company’s ordinary shares entitled to vote and which are present (in person or by proxy) at the special meeting and which voted will be required to direct the chairman to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. We believe that each of the proposals are “non-discretionary” items.

Q.	What if I don’t want to vote for the Extension Proposal?	A.	If you do not want the Extension Proposal to be approved, you should vote against the Extension Proposal. If the Extension Proposal is approved, and the Extension is implemented, and you have exercised your redemption rights then the Withdrawal Amount will be withdrawn from the trust account and paid to you and the other redeeming public shareholders.

Q.	Will you seek any further extensions to liquidate the trust account?	A.	Other than the extension until the Extended Date as described in this proxy statement, Longevity does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Longevity has provided that all holders of public shares, whether they vote for or against the Extension Proposal, or whether they were holders of Longevity ordinary shares on the record date or acquired such shares after such date, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q.	What happens if the Extension Proposal is not approved?	A.	If the Extension Proposal is not approved and we have not consummated a business combination by November 30, 2020, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five (5) Business Days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes (less up to $50,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.

4

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares or the ordinary shares included in the private placement units. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

Q.	If the Extension Proposal is approved, what happens next?	A.

If the Extension Proposal is approved, the Company has until the Extended Date to complete its initial business combination.

If the Extension Proposal is approved, we will, pursuant to that certain Investment Management Trust Agreement (the “Trust Agreement”) between us and Continental Stock Transfer & Trust Company, remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the Election.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $42.4 million that was in the trust account as of February 29, 2020. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

If the Extension Proposal is approved and public shareholders elect to redeem their public shares, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Longevity’s ordinary shares held by Longevity’s officers, directors, initial shareholders and their affiliates.

Q.	Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $6,500 and expenses, for its services in connection with the special meeting.

5

Q.	How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Longevity’s Secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Longevity Yongda International Tower No. 2277 Longyang Road, Pudong District, Shanghai, People’s Republic of China District, Attn: Secretary.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have the effect of a vote “AGAINST” the Extension Proposal and will have no effect on the other proposals.

Q.	What is a quorum requirement?	A.	A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the special meeting if there are present in person or by proxy not less than a majority of the Company’s ordinary shares present at the meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the special meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?	A.	Only holders of record of Longevity’s ordinary shares at the close of business on October 9, 2020 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 2,626,822 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Longevity’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the Board recommend voting for the approval of the Extension Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Proposal and the Adjournment Proposal are fair to and in the best interests of Longevity and its shareholders. The Board recommends that Longevity’s shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

6

Q.	What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	Longevity’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal — Interests of Longevity’s Sponsor, Directors and Officers.”

Q.	What happens to the Longevity warrants and rights if the Extension Proposal is not approved?	A.	If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on November 30, 2020. In such event, your warrants and rights will become worthless.

Q.	What happens to the Longevity warrants and rights if the Extension Proposal is approved?	A.	If the Extension Proposal is approved, Longevity will continue to attempt to consummate an initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants and rights will remain outstanding in accordance with their terms.

Q.	What do I need to do now?	A.	Longevity urges you to read carefully and consider the information contained in this proxy statement, including the annex, and the Annual Report on Form 10-K and to consider how the proposals will affect you as a Longevity shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?	A.	If you are a holder of record of Longevity public shares, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

7

If your shares of Longevity are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I exercise my redemption rights?	A.	If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand redemption of your public shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Longevity shares.

Q.	Who can help answer my questions?	A.	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Longevity Acquisition Corporation
Yongda International Tower No. 2277
Longyang Road, Pudong District
Shanghai, People’s Republic of China District
Attn: Matthew Chen
Telephone: (86) 21-60832028

or:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

8

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•     discuss future expectations;

•     contain projections of future results of operations or financial condition; or

•     state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Longevity’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Longevity or any person acting on Longevity’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Longevity undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company formed pursuant to the laws of the British Virgin Islands on March 9, 2018 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction with one or more operating businesses or assets. We are focusing our efforts on seeking and completing an initial business combination with a company that has an enterprise value of between $150 million and $250 million, although a target entity with a smaller or larger enterprise value may be considered.

On August 31, 2018, we consummated the IPO of 4,000,000 units at a price of $10.00 per unit, generating gross proceeds of $40,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 270,000 private placement units to our sponsor and the underwriter of our IPO at a price of $10.00 per unit, generating gross proceeds of $2,700,000.

The units began trading on August 29, 2018 on the NASDAQ Capital Market under the symbol “LOAC.”

Commencing on October 15, 2018, the securities comprising the units began separately trading. The units, ordinary shares, rights and warrants are trading on the NASDAQ Stock Market under the symbols “LOACU,” “LOAC,” “LOACR” and “LOACW,” respectively. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the registrant, computed by reference to the closing sales price for the ordinary shares on October 14, 2020, as reported on the Nasdaq Capital Market, was approximately $10.62.

Prior to our IPO, our sponsor purchased an aggregate of 1,150,000 ordinary shares initially purchased by our sponsor in a private placement prior to our IPO (“founder shares”) for an aggregate purchase price of $25,000. 150,000 founder shares were forfeited in October 2018 because the underwriters’ over-allotment option in connection with the Company’s initial public offering was not exercised.

The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account.

As of February 29, 2020, we had approximately $42.4 million in the trust account. As of February 29, 2020, $26,294 of cash was held outside of the trust account and is available for working capital purposes.

The mailing address of Longevity’s principal executive office is Yongda International Tower No. 2277 Longyang Road, Pudong District, Shanghai, People’s Republic of China District, and its telephone number is (86) 21-60832028.

Nasdaq Notice of Failure to Satisfy a Continued Listing Rule or Standard

On August 28, 2019, we received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that we were not in compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which required us to have at least 300 public holders for continued listing on the NASDAQ Capital Market. The Notice was only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on the Nasdaq Capital Market.

The Notice states that we have 45 calendar days to submit a plan to regain compliance with the Minimum Public Holders Rule. We intend to submit a plan to regain compliance with the Minimum Public Holders Rule within the required timeframe. If Nasdaq accepts our plan, Nasdaq may grant us an extension of up to 180 calendar days from the date of the Notice to evidence compliance with the Minimum Public Holders Rule. If Nasdaq does not accept our plan, we will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

The background of Business Combination

We are currently in discussions to complete a business combination that will qualify as an initial business combination under our Amended and Restated Memorandum and Articles of Association. In the event that we enter into a definitive agreement for a business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the definitive agreement for the proposed business combination.

On February 21, 2020, we issued an unsecured promissory note in the amount of $400,000, representing $0.10 per public share, to our sponsor. Our sponsor deposited such funds into our trust account. As a result, the period of time we have to consummate a business combination had been extended by three months to May 28, 2020. The note bears no interest and is repayable in full upon consummation of the Company’s initial business combination. Our sponsor had previously provided similar extension loans on two other occasions.

On May 22, 2020, we held a special meeting (the “May Special Meeting”) of shareholders in lieu of the 2020 annual general meeting of shareholders. At the May Special Meeting, our shareholders approved the following items: (i) an amendment to the Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination (the “May Extension”) from May 29, 2020 to November 30, 2020 (such date or later date, as applicable, the “May Extended Date”) (the “May Extension Proposal”), and (ii) a proposal to elect each of Messrs. Jun Liu and Pai Liu as Class I directors of the Company with each such director to serve until the second annual general meeting of shareholders following the May Special Meeting or until his or her successor is elected and qualified (the “Director Proposal”). The affirmative vote of at least 65% of the Ordinary Shares of the Company entitled to vote which were present, in person or by proxy, at the May Special Meeting and which voted on the May Extension Proposal was required to approve the May Extension Proposal. The affirmative vote of a majority of the Company’s Ordinary Shares entitled to vote which were present (in person or by proxy) at the May Special Meeting and which vote on the Director Proposal is required to elect each of the two nominees pursuant to the Director Proposal.

In connection with the May Special Meeting, we also agreed that if the May Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.025 for each public share that is not redeemed (the “May Initial Contribution”) in connection with the special meeting plus (ii) $0.025 for each public share that is not redeemed in connection with the May Special Meeting for each subsequent calendar month on the 30th day of each subsequent month, or portion thereof, that is needed by Longevity to complete an initial business combination until the May Extended Date (the “May Additional Contributions” and, collectively with the May Initial Contribution, the “May Contributions”). Given that the May Extension Proposal was approved, the May Initial Contribution would be deposited in the Trust Account promptly following the May Special Meeting. Each May Additional Contribution would be deposited in the Trust Account within thirty calendar days from the beginning of such calendar month (or portion thereof). The May Contributions were conditioned upon the implementation of the May Extension Proposal. The amount of the May Contributions do bear interest and would be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

Following redemptions of 2,643,178 of the Ordinary Shares in connection with the May Extension, a total of approximately $14,401,874.06 million will remain in the Trust Account.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE EXTENSION PROPOSAL

The Extension Proposal

Longevity is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Longevity must consummate a business combination from November 30, 2020 to May 29, 2021, or such earlier date as determined by the Board.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Longevity more time to complete a business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated a business combination by November 30, 2020, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five (5) Business Days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes (less up to $50,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Longevity is attached to this proxy statement as Annex A.

The full text of the Extension Proposal resolution is set forth in Annex A.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until May 29, 2020 to effect a business combination under its terms. This date was extended to November 30, 2020 pursuant to a vote of the shareholders on May 22, 2020 (the “May Extension”). Following redemptions of 2,643,178 of the Ordinary Shares in connection with the May Extension, a total of approximately $14,401,874.06 million remained in the Trust Account after the May Extension. While we are currently in discussions regarding business combination opportunities, our Board currently believes that there will not be sufficient time before November 30, 2020 to complete a business combination. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least sixty-five percent (65%) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and which vote on the Extension Proposal is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete a business combination beyond November 30, 2020 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination thus far, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate a business combination by November 30, 2020 in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate starting on November 30, 2020.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the trust account with respect to Longevity’s warrants and rights, which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Longevity will file an amended and restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto. Longevity will remain a reporting company under the Securities Exchange Act of 1934 and its units, outstanding shares, rights and warrants will remain publicly traded. Longevity will then continue to work to execute a definitive agreement for a business combination and complete such a business combination by the Extended Date.

If the Extension Proposal is approved, but Longevity does not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five (5) Business Days thereafter, subject to lawfully available funds therefor, redeem the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes (less up to $50,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up.

Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Longevity’s net asset value based on the number of shares that seek redemption. Longevity cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $42.4 million that was in the trust account as of February 29, 2020. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal and the Election (not including the Contribution).

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. Longevity has provided that all holders of public shares, whether they vote for or against the Extension Proposal, or whether they were holders of Longevity ordinary shares on the record date or acquired such shares after such date, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/ Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the special meeting. As of October 9, 2020, this would have amounted to approximately $[●] per share. The closing price of Longevity’s shares on October 14, 2020 was $10.62.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Extension Proposal is not approved or if they are abandoned, these shares will be returned promptly following the special meeting as described above.

The Board’s Reasons for the Extension Proposal

If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of its initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed a business combination by the Extended Date. However, the Company will not proceed with the Extension Proposal, if after the Election, the Company fails to have net tangible assets greater than $5,000,001.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Longevity and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

Interests of Longevity’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	the fact that our sponsor holds 1,000,000 founder shares (purchased for $25,000) and 250,000 private placement units (purchased for approximately $2.5 million) that would expire worthless, and convertible notes in the aggregate amount of $1,200,000 that may not be repaid, if a business combination is not consummated;

•	In order to finance transaction costs in connection with a business combination, our sponsor or an affiliate of our sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes (including the note issued on September 13, 2019 in the amount of up to $800,000) may be redeemed upon consummation of a business combination into additional private placement units at a price of $10.00 per unit. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans;

•	the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least 65% of the Company’s ordinary shares entitled to vote and which are present (in person or by proxy) at the special meeting and which voted on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

All of Longevity’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, directors and executive officers of Longevity and their affiliates beneficially owned and were entitled to vote 1,250,000 ordinary shares of Longevity representing approximately 47.6% of Longevity’s issued and outstanding ordinary shares.

In addition, Longevity’s directors, executive officers and their affiliates may choose to buy units or ordinary shares of Longevity in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Longevity held by affiliates will be voted in favor of the Extension Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the meeting shall not adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal.

The full text of the Adjournment Proposal is set forth in Annex A.

Required Vote

The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting on the Adjournment Proposal at the special meeting will be required to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place. The special meeting of Longevity’s shareholders will be held at 11:00 a.m., Eastern Time on November 20, 2020, at the offices of Longevity’s counsel, Hunter Taubman Fischer & Li LLC, at 800 Third Avenue, Suite 2800, New York, NY 10022.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Longevity ordinary shares at the close of business on October 9, 2020, the record date for the special meeting. You will have one vote per proposal for each Longevity share you owned at that time. Longevity rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and are voted will be required to approve the Adjournment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

At the close of business on the record date, there were 2,626,822 outstanding ordinary shares of Longevity each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Proposal approved, you should vote against the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the shareholder meeting which is scheduled for November 20, 2020, you must vote for or against the Extension Proposal and demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the Extension Proposal being presented to shareholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares at the special meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $6,500 and expenses, for its services in connection with the special meeting.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Longevity’s ordinary shares as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our current officers and directors; and

•	all current officers and directors as a group.

As of the record date, there were a total of 2,626,822 ordinary shares (including 1,356,822 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Whale Management Corporation(2)(3)	1,250,000	47.6%
Matthew Chen(2)(3)	1,250,000	47.6%
Teddy Zheng(4)	—	—
Jun Liu(4)	—	—
Pai Liu(4)	—	—
Yukman Lau(4)	—	—
All directors and officers as a group	1,250,000	47.6%
Glazer Capital, LLC (5)	329,101	12.5%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Longevity Acquisition Corporation, Yongda International Tower No. 2277 Longyang Road, Pudong District, Shanghai, People’s Republic of China District.

(2)	Interests shown consist of founder shares and not ordinary shares underlying the private placement units.

(3)	Whale Management Corporation is the record holder of such shares. The shares held by Whale Management Corporation, the Company’s sponsor, are beneficially owned by Matthew Chen, the Company’s Chairman and Chief Executive Officer, who has sole voting and dispositive power over the shares held thereby. Mr. Chen disclaims beneficial ownership over any securities owned by Whale Management Corporation in which he does not have any pecuniary interest.

(4)	Does not include any shares held by Whale Management Corporation. This individual is a member of Whale Management Corporation, as described in Footnote 3.

(5)	Based on a Form 4 filed on August 28, 2020. Such shares are held by certain funds and managed accounts to which Glazer Capital, LLC serves as investment manager. The business address of the reporting entity is 250 West 55th Street, Suite 30A, New York, New York 10019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In June 2018 we issued an aggregate of 1,150,000 founder shares to our sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.022 per share. 150,000 founder shares were forfeited by our sponsor on October 12, 2018 because the underwriters’ over-allotment option was not exercised.

Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell their founder shares until the earlier of   (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Our sponsor purchased an aggregate of 250,000 private placement units in a private placement that occurred simultaneously with the closing of our initial public offering. Our sponsor has agreed not to transfer, assign or sell any of the shares included in the private placement units and the respective ordinary shares underlying the rights and warrants included in the private placement units until 30 days after the completion of our initial business combination.

An affiliate of our sponsor agreed, from the date that our securities were first listed on Nasdaq through the earlier of our consummation of our initial business combination and our liquidation, to make available to us office space, utilities and secretarial and administrative services, as we may require from time to time. We pay such affiliate $10,000 per month, which funds are used to pay for the aforementioned services. We believe, based on rents and fees for similar services in Shanghai, China, that the fee charged by such affiliate is at least as favorable as we could have obtained from an unaffiliated person. One of such affiliate’s executive officers is a member of our sponsor.

Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees, non-cash payments or other similar compensation, will be paid to our officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors are responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Prior to the closing of our initial public offering, our sponsor had also loaned to us an aggregate of $202,415 to cover expenses related to our initial public offering. These loans were non-interest bearing and will be payable without interest on demand. We repaid these loans from the proceeds of our initial public offering not placed in the trust account.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private placement units at a price of $10.00 per unit (which, for example, would result in the holders being issued 165,000 ordinary shares if $1,500,000 of notes were so converted (including 15,000 shares upon the closing of our initial business combination in respect of 150,000 rights included in such units), as well as 150,000 warrants to purchase 75,000 shares).

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that our initial business combination is fair to our company from a financial point of view.

We have entered into a registration rights agreement. Our initial shareholders and the underwriter of our initial public offering and their permitted transferees can demand, after we consummates our initial business combination, that we register the founder shares, the private units and underlying securities, the shares underlying the warrants underlying the unit purchase option being issued to the underwriters of our initial public offering, and any securities issued upon conversion of working capital loans, pursuant to such agreement. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of our initial business combination. Notwithstanding the foregoing, the underwriter of our initial public offering may not exercise its demand and “piggyback” registration rights after five (5) and seven (7) years after August 28, 2018 and may not exercise its demand rights on more than one occasion.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the 2021 annual general meeting, your proposals are required to be submitted to Longevity by no later than January 21, 2021.

If the Extension Proposal is not approved, there will be no annual general meeting in 2021.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Longevity and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Longevity’s proxy statement. Upon written or oral request, Longevity will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Longevity deliver single copies of such documents in the future. Shareholders may notify Longevity of their requests by calling or writing Longevity at Longevity’s principal executive offices at Yongda International Tower No. 2277 Longyang Road, Pudong District, Shanghai, People’s Republic of China District.

WHERE YOU CAN FIND MORE INFORMATION

Longevity files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. Longevity files its reports, proxy statements and other information electronically with the SEC. You may access information on Longevity at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Longevity Acquisition Corporation

Yongda International Tower

No. 2277 Longyang Road,

Pudong District, Shanghai

People’s Republic of China District

Tel: (86) 21-60832028

or:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than May 15, 2020.

ANNEX A

LONGEVITY ACQUISITION

CORPORATION (the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Proposal

The Amended and Restated Memorandum and Articles of Association of Longevity Acquisition Corporation shall be amended by deleting Regulation 23.2 in its entirety and replacing it with the following:

“23.2	The Company has until May 29, 2021, or such earlier date as may be determined by the Board, to consummate a Business Combination. In the event that the Company does not consummate a Business Combination by such date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company's affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Adjournment Proposal

It is resolved to direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Proposal.

A-1

PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED October 15, 2020

PROXY

LONGEVITY ACQUISITION CORPORATION
Yongda International

Tower No. 2277

Longyang Road

Pudong District

Shanghai, People’s Republic of China District

SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 20, 2020

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

LONGEVITY ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 15, 2020, in connection with the special meeting and at any adjournments thereof (the “Meeting”) to be held at 11:00 a.m. Eastern Time on November 20, 2020 at the offices of Longevity’s counsel, Hunter Taubman Fischer & Li LLC, 800 Third Avenue, Suite 2800, New York, New York 10022, and hereby appoints Matthew Chen and Teddy Zheng, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Longevity Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 20, 2020: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/longevityacquisitioncorp/2020.

Proposal 1 — Extension Proposal	FOR ¨	AGAINST ¨	ABSTAIN ¨

Amend Longevity’s Amended and Restated Memorandum and Articles of Association to extend the date by Longevity must consummate a business combination to May 29, 2021, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement.

Proposal 2 — Adjournment Proposal	FOR ¨	AGAINST ¨	ABSTAIN ¨
To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

Regardless of whether you vote “FOR” or “AGAINST” Proposal 1 or “ABSTAIN,” or whether they were holders of Longevity ordinary shares on the record date or acquired such shares after such date, if you hold ordinary shares issued in the Company’s IPO, or public shares, you may exercise your redemption rights with respect to all or a portion of your public shares. If you exercise your redemption rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING.

Dated: __________, 2020

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.